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                             TAX SHARING AGREEMENT


         This Tax Sharing Agreement dated as of [ ] is between DecisionOne Holdings Corporation, a Delaware corporation ("PARENT"), DecisionOne Corporation, a Delaware corporation ("SUB") and five directly and indirectly wholly-owned Delaware subsidiaries of Sub, Decision One Supplies, Inc. ("SUB1"), Properties Holding Corporation ("SUB2"), IC Properties Corporation ("SUB3"), Properties Development Corporation ("SUB4") and Decision Data Investment Corporation ("SUB5"). Sub, Sub1, Sub2, Sub3, Sub4 and Sub5 are each also referred herein as "SUBSIDIARY".

         WHEREAS, PARENT is the common parent corporation of an affiliated group of corporations (the "PARENT GROUP") within the meaning of Section 1504(a) of the Internal Revenue Code of 1986, as amended (the "CODE"); and

         WHEREAS, Sub is a 100% subsidiary of Parent, and Sub1, Sub2, Sub3, Sub4 and Sub5 are 100% subsidiaries of Sub;

         WHEREAS, except as provided below, PARENT and each SUBSIDIARY files its own tax returns and pays the corresponding tax liabilities;

         WHEREAS, the PARENT Group has filed and intends to file consolidated income tax returns as permitted by Section 1501 of the Code and similar laws of other jurisdictions; and

         WHEREAS, PARENT and each SUBSIDIARY desire to agree upon a method for determining the financial consequences to each party resulting from the filing of a consolidated income tax return;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereby agree as follows:

           1. DEFINITIONS. For purposes of this Agreement, the terms set forth below shall have the following meanings.

         "COMBINED STATE TAX" means, with respect to each state or local taxing jurisdiction, any income or franchise tax payable to such state or local taxing jurisdiction in which a SUBSIDIARY files tax returns with PARENT on a consolidated, combined or unitary basis for purposes of such income or franchise tax.



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         "FEDERAL TAX" means any tax imposed under Subtitle A of the Code.

         "FINAL DETERMINATION" shall mean (i) with respect to Federal Taxes, a "determination" as defined in Section 1313 (a) of the Code or execution of an Internal Revenue Service Form 870AD and, with respect to taxes other than Federal Taxes, any final determination of liability in respect of a tax that, under applicable law, is not subject to further appeal, review or modification through proceedings or otherwise (including the expiration of a statute of limitations or a period for the filing of claims for refunds, amended returns or appeals from adverse determinations) or (ii) the payment of tax by PARENT with respect to any item disallowed or adjusted by a Taxing Authority (as hereinafter defined), provided that PARENT determines that no action should be taken to recoup such payment.

         "SUBSIDIARY FEDERAL TAX LIABILITY" shall mean, with respect to any taxable year and with respect to each SUBSIDIARY, the sum of such SUBSIDIARY's Federal Tax liability and any interest, penalties and other additions to such taxes for such taxable year, computed as if such SUBSIDIARY were not and never were part of the PARENT Group, but rather were a separate corporation filing a separate United States federal income tax return. Such computation shall be made with respect to each SUBSIDIARY (A) without regard to the income, deductions (including net operating loss and capital loss deductions) and credits in any year of PARENT or any other SUBSIDIARY, (B) by taking account of any Tax Asset of such SUBSIDIARY in accordance with Section 2(c)(ii) hereof,
(C) with regard to net operating loss and capital loss carryforwards and carrybacks and minimum tax credits from earlier years of such SUBSIDIARY, (D) as though the highest rate of tax specified in subsection (b) of Section 11 of the Code were the only rate set forth in that subsection and (E) reflecting the positions, elections and accounting methods used by PARENT in preparing the consolidated federal income tax return for the PARENT Group.

         "SUBSIDIARY COMBINED STATE TAX LIABILITY" shall mean, with respect to any taxable year and with respect to each SUBSIDIARY, an amount of Combined State Taxes determined in accordance with the principles set forth in the definition of such SUBSIDIARY's SUBSIDIARY Federal Tax Liability and comparable provisions under applicable law.

         "TAX ASSET" means any net operating loss, net capital loss, investment tax credit, foreign tax credit, charitable deduction or any other deduction, credit or tax attribute which could reduce taxes (including without limitation deductions and credits related to alternative minimum taxes).

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         "TAX AUTHORITY" means any governmental authority, including the United
States or any state, province, municipality or other political subdivision thereof, responsible for the imposition of federal, state or local taxes covered by this Tax Sharing Agreement.

           2. TAX SHARING. (a) General. For each taxable year of the PARENT Group during which income, losses, or credits against tax of the SUBSIDIARIES are includible in the consolidated Federal Tax return of the PARENT Group, each SUBSIDIARY shall pay to PARENT an amount equal to the sum of its SUBSIDIARY Federal Tax Liability and its SUBSIDIARY Combined State Tax Liability for such taxable year as determined in paragraph (c) below.

          (b) Estimated Payments. Not later than [10] days prior to each date on which an estimated Federal Tax installment is due (a "FEDERAL TAX PAYMENT DATE"), PARENT shall determine under Code Section 6655 the estimated amount of the related installment of each SUBSIDIARY's SUBSIDIARY Federal Tax Liability, as determined under the principles of Section 2(a) of this Agreement. Each SUBSIDIARY shall then pay to PARENT not later than each Federal Tax Payment Date the amount of its SUBSIDIARY Federal Tax Liability thus determined. Not later than [10] days prior to each date on which an estimated Combined State Tax installment is due (a "COMBINED STATE TAX PAYMENT DATE"), PARENT shall determine under provisions of applicable law comparable to Code Section 6655 the estimated amount of the related installment of each SUBSIDIARY's SUBSIDIARY Combined State Tax Liability, as determined under the principles of Section 2(a) of this Agreement. Each SUBSIDIARY shall then pay to PARENT not later than each Combined State Tax Payment Date the amount of its SUBSIDIARY Combined State Tax Liability thus determined.

          (c)   Payment of Taxes Shown on Return.

          (i) On or before the date PARENT files its consolidated Federal Tax return for any year for which payments are to be made under this Agreement, with respect to each SUBSIDIARY, SUBSIDIARY shall pay to PARENT, or PARENT shall pay to SUBSIDIARY, as appropriate, an amount equal to the difference, if any, between the SUBSIDIARY's SUBSIDIARY Federal Tax Liability for such year as determined by PARENT and the aggregate amount of the estimated installments of such SUBSIDIARY's SUBSIDIARY Federal Tax Liability for such year made pursuant to
         Section 2(b). On or before the date PARENT files a Combined State Tax return for any year for which payments are to be made under this Agreement with respect to each SUBSIDIARY, SUBSIDIARY shall pay to PARENT, or PARENT shall pay to

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         SUBSIDIARY, as appropriate, an amount equal to the difference, if any, between such SUBSIDIARY's SUBSIDIARY Combined State Tax Liability for such year as determined by PARENT and the aggregate amount of the estimated installments paid with respect to such SUBSIDIARY's SUBSIDIARY Combined State Tax Liability pursuant to
         Section 2(b).

         (ii) If PARENT determines, that a SUBSIDIARY has a Tax Asset that may under applicable law be used to reduce a Federal Tax or Combined State Tax liability of the PARENT Group for any taxable period, PARENT shall pay to such SUBSIDIARY an amount equal to the actual tax saving produced by such Tax Asset at the time such tax saving is realized by the PARENT Group. The future calculations of such SUBSIDIARY's SUBSIDIARY Federal Tax Liability or combined State Tax Liability, as appropriate, shall be adjusted to reflect such use. The amount of any such tax saving for any taxable period shall be the amount of any refund actually received from a Taxing Authority with respect to such tax period or the reduction in taxes payable to a Taxing Authority with respect to such tax period as compared to the taxes that would have been payable to a Taxing Authority by the PARENT Group with respect to such tax period in the absence of such Tax Asset.

          (d) Treatment of Adjustments. If any adjustment is made on a tax return of the PARENT Group, after the filing thereof, in which income or loss of a SUBSIDIARY is included, then at the time of a Final Determination of the adjustment, such SUBSIDIARY shall pay to PARENT or PARENT shall pay to such SUBSIDIARY, as the case may be, the difference between all payments actually made under Section 2(a) with respect to the taxable year covered by such tax return and all payments that would have been made under Section 2(a) taking such adjustment into account, together with any penalties actually paid and interest for each day until the date of Final Determination calculated at the rate determined, in the case of a payment by such SUBSIDIARY, under Section 6621(a)(2) of the Code and, in the case of a payment by PARENT, under Section 6621(a)(1) of the Code.

          (e) Preparation of Returns. So long as the PARENT Group elects to file consolidated Federal Tax returns as permitted by Section 1501 of the Code or any Combined State Tax Return, PARENT shall prepare and file such returns and any other returns, documents or statements required to be filed with the Internal Revenue Service with respect to the determination of the Federal Tax liability of the PARENT Group and with the appropriate Taxing Authorities with respect to the determination of the Combined State Tax liability of the PARENT Group.

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PARENT shall have the right with respect to any consolidated Federal Tax returns or Combined State Tax Returns that it has filed or will file to determine (i) the manner in which such returns, documents or statements shall be prepared and filed, including, without limitation, the manner in which any item of income, gain, loss, deduction or credit shall be reported, (ii) whether any extensions should be requested, and (iii) the elections that will be made by any member of the PARENT Group. In addition, PARENT shall have the right to
(i) contest, compromise or settle any adjustment or deficiency proposed, asserted or assessed as a result of any audit of any consolidated or Combined State Tax return filed by the PARENT Group, (ii) file, prosecute, compromise or settle any claim for refund, and (iii) determine whether any refunds to which the PARENT Group may be entitled shall be received by way of refund or credited against the tax liability of the PARENT Group. Each SUBSIDIARY hereby irrevocably appoints PARENT as its agent and attorney-in-fact to take any action (including the execution of documents) as PARENT may deem necessary or appropriate to effect this Section 2(e). The delegation of powers to PARENT in this Section 2(e) is in no way intended to limit the agency powers otherwise provided to the common parent by Treas. Reg. ss. 1.1502-77. In addition, PARENT shall treat all SUBSIDIARIES equally with respect to the matters covered in
Section 2(e).

          (f) Reimbursement for Certain Services and Expenses. PARENT shall provide services in connection with this Agreement, including but not limited to, (i) those services relating to the preparation of returns described in
Section 2(b), 2(c) and 2(e) and (ii) services relating to the other activities (including services relating to audits and contests) described in Section 2(e). As compensation for these services, each SUBSIDIARY shall pay PARENT a fee calculated on a basis such that PARENT is reimbursed for all direct and indirect costs and expenses incurred with respect to each respective SUBSIDIARY's share of the overall costs and expenses incurred by PARENT with respect to tax related services, including outside legal and accounting expenses incurred in the course of the conduct of any audit or contest regarding the tax liability of the PARENT Group, and any other expenses incurred in the course of any litigation relating thereto, to the extent such costs are reasonably attributable to a SUBSIDIARY issue. PARENT shall calculate the fee payable, invoice each SUBSIDIARY and each SUBSIDIARY will pay the invoiced amount within [30] days of receipt of such invoice.

         3. TERM. This Agreement shall survive until terminated by the parties hereto.

         4. EFFECTIVE DATE. This Agreement shall be effective for all taxable years ending after the date hereof, and shall supersede all prior agreements as to

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the allocation of Federal Tax liability and Combined State Tax liability between the parties to this Agreement for all such taxable years.

           5. COOPERATION. PARENT and each SUBSIDIARY shall cooperate fully in the implementation of this Agreement, including but not limited to, providing promptly to the requesting party such assistance and documentation as may be reasonably requested by such party in connection with any of the activities described in Sections 2 and 3 of this Agreement. In addition, PARENT and each SUBSIDIARY shall retain all relevant tax records for relevant open periods in accordance with past practice.

           6. SUCCESSORS. This agreement shall be binding on and inure to the benefit of any successor, by merger, acquisition of assets or otherwise, to any of the parties hereto (including but not limited to any successor of PARENT and SUBSIDIARIES succeeding to the tax attributes of such party under Section 381 of the Code), to the same extent as if such successor had been an original party hereto.

           7. AUTHORIZATION, ETC. Each of the parties hereto hereby represents and warrants that it has the power and authority to execute, deliver and perform this Agreement, that this Agreement has been duly authorized by all necessary corporate action on the part of such party that this Agreement constitutes a legal, valid and binding obligation of each such party and that the execution, delivery and performance of this Agreement by such party does not contravene or conflict with any provision of law or of its charter or bylaws or any agreement, instrument or order binding on such party.

           8. SECTION CAPTIONS. Section captions used in this Agreement are for convenience and reference only and shall not affect the construction of this Agreement.

           9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [DELAWARE] WITHOUT GIVING EFFECT TO LAWS AND PRINCIPLES RELATING TO CONFLICTS OF LAW.

           10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

           11. WAIVERS AND AMENDMENTS; FUTURE SUBSIDIARIES. This Agreement shall not be waived, amended or otherwise modified except in writing, duly

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executed by all of the parties hereto. PARENT and each SUBSIDIARY agree to cause any corporation that in the future becomes a member of the PARENT Group or that files tax returns with PARENT on a consolidated, combined or unitary basis to become a party to this agreement as an additional "SUBSIDIARY" hereunder.



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         IN WITNESS WHEREOF, each of the parties hereto has caused this agreement to be executed by a duly authorized officer as of the date first above written.


                                      DecisionOne Holding Corp.


                                      By:
                                         ------------------------------------
                                           Name:
                                           Title:


                                      DecisionOne Corp.


                                      By:
                                         ------------------------------------
                                           Name:
                                           Title:


                                      DecisionOne Corp.


                                      By:
                                         ------------------------------------
                                           Name:
                                           Title:


                                      DecisionOne Supplies, Inc.


                                      By:
                                         ------------------------------------
                                           Name:
                                           Title:


                                      Properties Holding Corporation


                                      By:
                                         ------------------------------------
                                           Name:

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


                                           Title:


                                      IC Properties Corporation


                                      By:
                                         ------------------------------------
                                           Name:
                                           Title:


                                      Properties Development Corporation


                                      By:
                                         ------------------------------------
                                           Name:
                                           Title:


                                      Decision Data Investment Corporation


                                      By:
                                         ------------------------------------
                                           Name:
                                           Title:





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